Exhibit 99.2

EXECUTION COPY

$115,000,000

McMoRan EXPLORATION CO.

5.25% Convertible Senior Notes due 2011

Purchase Agreement

September 30, 2004

MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

J.P. Morgan Securities Inc.

c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith

Incorporated

4 World Financial Center

New York, New York  10080

J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

McMoRan Exploration Co., a Delaware corporation (the “Company”), proposes to issue and sell to the initial purchasers named in Schedule A hereto (the “Initial Purchasers”), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and J.P. Morgan Securities Inc. are acting as representatives (the “Representatives”), the respective principal amounts set forth in Schedule A hereto of $115,000,000 aggregate principal amount of its 5.25% Convertible Senior Notes due 2011 (the “Initial Securities”).  The Company also proposes to grant the Initial Purchasers the option described in Section 1(a)(ii) hereof to purchase all or any part of an additional $25,000,000 principal amount of such securities (the “Option Securities”).  The Initial Securities and the Option Securities are hereinafter called, collectively, the “Securities.”  The Securities will be issued pursuant to an Indenture to be dated as of October 6, 2004 (the “Indenture”) between the Company and The Bank of New York as trustee (the “Trustee”).

The Securities are convertible, at the option of the holders, into shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) in accordance with the terms of the Securities and the Indenture, at the initial conversion price of $16.575.  As used in this Agreement, “Common Stock” shall refer to the Company’s common stock and the related preferred stock purchase rights (the “Rights”) issued pursuant to the rights agreement dated as of November 13, 1998, between the Company and Mellon Investor Services LLC (the “Rights Agreement”).

The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom.  The Company has prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated September 23, 2004 (the “Preliminary Offering Memorandum”) and has prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated September 30, 2004 (the “Final Offering Memorandum”), each for use by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities.  “Offering Memorandum” means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities.  The Company hereby confirms that it has authorized the use of the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement.

Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum.  All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are incorporated by reference in the Offering Memorandum.

Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form of the registration rights agreement set forth in Annex C hereto (the “Registration Rights Agreement”).  In addition, the Company will enter into a Collateral Pledge and Security Agreement (the “Pledge Agreement”) dated as of the Closing Date among the Company, the Trustee and The Bank of New York, as Collateral Agent (the “Collateral Agent”) for the benefit of the holders of the Securities.

The Company hereby confirms its agreement with the Initial Purchasers concerning the purchase and resale of the Securities, as follows:

1.

Purchase and Resale of the Securities.   The Company agrees to issue and sell the Initial Securities to the Initial Purchasers as provided in this Agreement, and the Initial Purchasers, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agree to purchase from the Company the Initial Securities at a price equal to 96.25% of the principal amount thereof plus accrued interest, if any, from October 6, 2004 to the Closing Date.  The Company will not be obligated to deliver any of the Initial Securities except upon payment for all the Initial Securities to be purchased as provided herein.

(i)

In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Initial Purchasers to purchase up to an additional $25,000,000 principal amount of Securities at the same price set forth in paragraph 1(a)(i) above for the Initial Securities, plus accrued interest, if any, from the Closing Date to the Date of Delivery (as defined below). The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time upon notice by the Initial Purchasers to the Company setting forth the number of Option Securities as to which the Initial Purchasers are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Initial Purchasers, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined

(b)

The Company understands that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Offering Memorandum.  Each Initial Purchaser represents, warrants and agrees that:

(i)

it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

(ii)

it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

(iii)

it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchasers of the Securities are aware that such sale is being made in reliance on Rule 144A.

(c)

The Initial Purchasers acknowledge and agree that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(f) and 5(g), counsel for the Company and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above, and the Initial Purchasers hereby consent to such reliance.

(d)

The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of the Initial Purchasers and that any such affiliate may offer and sell Securities purchased by it to or through the Initial Purchasers.

2.

Payment and Delivery.   Payment for and delivery of the Initial Securities will be made at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York at 10:00 a.m., New York City time, on October 6, 2004, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing.  The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(a)

Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representatives against delivery to the nominee of The Depository Trust Company, for the account of the Representatives, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company.  The Global Note will be made available for inspection by the Initial Purchasers not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date.

(b)

In addition, in the event that any or all of the Option Securities are purchased by the Initial Purchasers, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.  Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Initial Purchasers for their respective accounts of certificates for the Securities to be purchased by them.

3.

Representations and Warranties of the Company.  The Company represents and warrants to the Initial Purchasers that:

(a)

Offering Memorandum.  The Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date (and, if any Option Securities are purchased, at the relevant Date of Delivery) will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use in the Offering Memorandum.

(b)

Incorporated Documents.    The documents incorporated by reference in the Offering Memorandum, when filed with the Securities and Exchange Commission (the “Commission”), conformed or will conform, as the case may be, in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)

Financial Statements.  The financial statements and the related notes and schedules thereto included or incorporated by reference in the Offering Memorandum present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby, except as otherwise disclosed in the financial statement footnotes; and the other financial information included or incorporated by reference in the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.

(d)

No Material Adverse Change.  Except as otherwise disclosed in the Offering Memorandum, since the date of the most recent financial statements of the Company included or incorporated by reference in the Offering Memorandum, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock other than a dividend on the Company’s 5% convertible preferred stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole, (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(e)

Organization and Good Standing.  The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under the Securities (a “Material Adverse Effect”).  The subsidiaries listed in Schedule B to this Agreement are the only subsidiaries of the Company.  McMoRan Oil & Gas LLC and Freeport-McMoRan Energy LLC are the only “significant subsidiaries” of the Company, as such term is defined in Regulation S-X issued under the Securities Act.

(f)

Capitalization.  The Company has an authorized capitalization as set forth in the Offering Memorandum under the heading “Capitalization,” and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.  Such shares or other equity interests are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (except as otherwise described in the Offering Memorandum).

(g)

Due Authorization.  The Company has full right, power and authority to execute and deliver this Agreement, the Securities, the Indenture, the Pledge Agreement and the Registration Rights Agreement (collectively, the “Transaction Documents”), and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(h)

The Indenture and Pledge Agreement.  Each of the Indenture and the Pledge Agreement has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(i)

The Securities.  The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture, the Pledge Agreement and the Registration Rights Agreement.

(j)

Authorization and Description of Common Stock. The Common Stock conforms to all statements relating thereto contained or incorporated by reference in the Offering Memorandum and such description conforms to the rights set forth in the instruments defining the same. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof for shares of Common Stock in accordance with the terms of the Securities and the Indenture; the shares of Common Stock issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion, will be validly issued and will be fully paid and non-assessable; the shares of Common Stock issuable at the Company’s option upon repurchase of the Securities at the option of the holder thereof upon a Change of Control (as defined in the Indenture) will have been, prior to the issuance thereof, duly authorized by all necessary corporate action and such shares, if and when issued in accordance with the terms of the Securities and the Indenture, will be validly issued and will be fully paid and non-assessable; no holder of such shares will be subject to personal liability by reason of being such a holder; and the issuance of such shares upon such conversion or repurchase will not be subject to the preemptive or other similar rights of any security holder of the Company.

(k)

Purchase and Registration Rights Agreements.  This Agreement has been duly authorized, executed and delivered by the Company; and the Registration Rights Agreement has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution thereunder may be limited by applicable law and public policy.

(l)

Descriptions of the Transaction Documents.  Each Transaction Document conforms in all material respects to the description thereof contained in the Offering Memorandum.

(m)

No Violation or Default.  Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents, (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(n)

No Conflicts.  The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(o)

No Consents Required.  No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities, the issuance of shares of Common Stock upon conversion of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for those that have been obtained and such consents, approvals, authorizations, orders and registrations or qualifications as may be required  under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and  except such as may be required by federal and state securities laws with respect to the Company’s obligations under the Registration Rights Agreement.

(p)

Legal Proceedings.  Except as described in the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened, to the best knowledge of the Company, by any governmental or regulatory authority or by others.

(q)

Independent Accountants.  Arthur Andersen LLP, at the time that they were the Company’s accountants, were independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder (“Independent Accountants”), and Ernst & Young LLP are Independent Accountants.

(r)

Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder, the issuance of shares of Common Stock upon conversion of Securities or the consummation of the transactions contemplated by this Agreement or for the due execution, delivery or performance of the Transaction Documents by the Company, except such as have been already obtained or as may be required under the Securities Act and the rules and regulations of the Commission thereunder or state securities laws and except for the qualification of the Indenture under the Trust Indenture Act.

(s)

Title to Real and Personal Property.  The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except for those permitted under the Indenture and those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(t)

Title to Intellectual Property.  The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct, in all material respects, of their respective businesses; and the Company and its subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others.

(u)

Investment Company Act.  Neither the Company nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(v)

Public Utility Holding Company Act.  Neither the Company nor any of its subsidiaries is a “holding company” or a “subsidiary company” of a holding company or an “affiliate” thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

(w)

Taxes.  The Company and its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed or have requested extensions of the filing deadlines therefor, except in any case where the failure to so file could not reasonably be expected to have a Material Adverse Effect; the Company and its subsidiaries have paid all federal, state, local and foreign taxes required to be paid through the date hereof, except any such taxes that are being contested in good faith by appropriate proceedings and for which the Company, to the extent required by GAAP, has set aside on its books adequate reserves; and except as otherwise disclosed in the Offering Memorandum, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets except those as would not, individually or in the aggregate, have a Material Adverse Effect.

(x)

Licenses and Permits.  The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Offering Memorandum, except where the failure to possess or make the same could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and except as described in the Offering Memorandum, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(y)

No Labor Disputes.  No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened except for those as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(z)

Compliance With Environmental Laws.  The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants and (iv) are not aware of any events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to hazardous or toxic substances or wastes, pollutants or contaminants or any Environmental Laws, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability, or events or circumstances, as would not, individually or in the aggregate, have a Material Adverse Effect and except as described in all material respects in the Offering Memorandum.

(aa)

Environmental Costs and Liabilities.  There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which are not described in all material respects in the Offering Memorandum and which would, singly or in the aggregate, have a Material Adverse Effect.

(bb)

Compliance With ERISA.  Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of all such plans (excluding for these purposes accrued but unpaid contributions) is no more than $2 million less than the present value of all benefits accrued under such plans determined using reasonable actuarial assumptions.

(cc)

Accounting Controls.  The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that  transactions are executed in accordance with management’s general or specific authorizations,  transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability,  access to assets is permitted only in accordance with management’s general or specific authorization and  the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(dd)

Insurance.  The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including terrorism and business-interruption insurance, which insurance is in amounts and insures against such losses and risks as the Company believes in its reasonable judgment are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has  received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or  any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(ee)

No Unlawful Payments.  Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ff)

Solvency.  On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities and the other transactions related thereto as described in the Offering Memorandum) will be Solvent.  As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date  the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured,  the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business,  assuming consummation of the issuance of the Securities as contemplated by this Agreement and the Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature,  the Company is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged and (v) the Company is not a defendant in any civil action that could reasonably be expected to result in a judgment that the Company is or would become unable to satisfy.

(gg)

Limited Restrictions on Subsidiaries.  No Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(hh)

No Broker’s Fees.  Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that could reasonably be expected to give rise to a valid claim against any of them or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(ii)

Rule 144A Eligibility.  On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and the Offering Memorandum, as of its date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(jj)

No Integration.  Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(kk)

No General Solicitation.  None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(ll)

Securities Law Exemptions.  Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

(mm)

No Stabilization.  The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities or Common Stock except for repurchases of Common Stock in compliance with Rule 10b-18 and Regulation M under the Exchange Act.

(nn)

Margin Rules.  Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(oo)

Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in the Offering Memorandum has been made or reaffirmed without a reasonable basis therefor or has been disclosed other than in good faith.

(pp)

Statistical and Market Data.  Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

(qq)

Security Interest.  The Pledge Agreement will create valid security interests in the collateral purported to be covered thereby securing the Company’s obligations under the Initial Securities to the extent contemplated by the Pledge Agreement and the Indenture, which security interests are and will remain perfected first-priority security interests until the date specified in the Pledge Agreement.

(rr)

Representations and Warranties in the Pledge Agreement.  Each of the representations and warranties made by the Company in the Pledge Agreement is true and correct.

4.

Further Agreements of the Company.  The Company covenants and agrees with the Initial Purchasers that:

(a)

Delivery of Copies.  The Company will deliver to the Initial Purchasers as many copies of the Offering Memorandum (including all amendments and supplements thereto) as the Initial Purchasers may reasonably request.

(b)

Amendments or Supplements.  Before making or distributing any amendment or supplement to the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to the Initial Purchasers and counsel for the Initial Purchasers a copy of the proposed amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed amendment or supplement or file any such document with the Commission to which the Initial Purchasers reasonably object.

(c)

Notice to the Initial Purchasers.  The Company will advise the Initial Purchasers promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Offering Memorandum or the initiation or threatening of any proceeding for that purpose, (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading and (iii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(d)

Ongoing Compliance of the Offering Memorandum.  If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (or including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(e)

Blue Sky Compliance.  The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(f)

Use of Proceeds.  The Company will apply the net proceeds from the sale of the Securities as described in the Offering Memorandum under the heading “Use of Proceeds.”

(g)

Supplying Information.  While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(h)

PORTAL and DTC.   The Company will assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages (“PORTAL”) Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (“NASD”) relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company (“DTC”).

(i)

No Integration.  Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

(j)

No General Solicitation.  None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(k)

No Stabilization.  The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities or the Common Stock except for repurchases of Common Stock in compliance with Rule 10b-18 and Regulation M under the Exchange Act.

(l)

Restriction on Sale of Securities.  During a period of 90 days from the date of the Offering Memorandum, the Company will not, without the prior written consent of the Initial Purchasers, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of or otherwise dispose of, any other debt securities of the Company or securities of the Company that are convertible into, or exchangeable for, the Securities or such other debt securities.

(m)

Restriction on Sale of Common Stock. During a period of 90 days from the date of the Offering Memorandum, the Company will not, without the prior written consent of the Initial Purchasers, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Offering Memorandum, (C) any shares of Common Stock issued or options to purchase Common Stock granted, pursuant to existing employee benefit plans of the Company referred to in the Offering Memorandum or (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan.

5.

Conditions of Initial Purchasers’ Obligations.  The obligation of the Initial Purchasers to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a)

Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date, and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b)

No Downgrade.  On or subsequent to the execution and delivery of this Agreement,  no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and  no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company (other than an announcement with positive implications of a possible upgrading).

(c)

No Material Adverse Change.  Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in the Offering Memorandum (excluding any amendment or supplement thereto or any document filed with the Commission after the date hereof and incorporated by reference therein) and the effect of which in the reasonable judgment of the Initial Purchasers makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

(d)

Officer’s Certificate.  The Initial Purchasers shall have received on and as of the Closing Date a certificate of the Senior Vice President and Treasurer of the Company, (i) confirming that she has carefully reviewed the Offering Memorandum and, to her best knowledge, the representation set forth in Section 3(a) hereof is true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

(e)

Comfort Letters.  On the date of this Agreement and on the Closing Date, Ernst & Young LLP shall have furnished to the Initial Purchasers, at the request of the Company, a letter, dated the date of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date; and provided further, however, that to the extent that Ernst & Young LLP is not able to address any of the foregoing matters due to the fact that they became the Company’s accountants in 2002, such matters may be addressed in a letter from either Nancy D. Parmelee, Senior Vice President, Chief Financial Officer and Secretary of the Company or C. Donald Whitmire, Jr., Vice President and Controller – Financial Reporting of the Company, in form and substance reasonably satisfactory to the Initial Purchasers.

(f)

Opinion of Counsel for the Company.  Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., counsel for the Company, shall have furnished to the Initial Purchasers, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect set forth in Annex A hereto; provided, however, that to the extent approved by the Initial Purchasers, portions of such opinion may be covered by other counsel satisfactory to the Initial Purchasers.

(g)

Opinion of Counsel for the Initial Purchasers.  The Initial Purchasers shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Initial Purchasers, with respect to such matters as Initial Purchasers may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(h)

No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(i)

Good Standing.  The Initial Purchasers shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Initial Purchasers may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(j)

Registration Rights Agreement.  The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company.

(k)

Pledge of Securities. As of the Closing Date, the Company shall have caused a portion of the proceeds from this offering to be applied to purchase the Initial Pledged Securities (as defined in the Pledge Agreement) and deposited such Initial Pledged Securities into the Collateral Account (as defined in the Pledge Agreement) to be held therein subject to the terms of the Pledge Agreement and the Company shall have granted the assignment and security interest and made the pledge and assignment contemplated by the Pledge Agreement.

(l)

Opinion of Accountants as to Sufficiency of Initial Pledged Securities. At the Closing Date, the Initial Purchasers shall have received written verification from Ernst & Young LLP, or another nationally recognized firm of independent public accountants selected by the Company, as to the mathematical accuracy of the computation of the sufficient level of the Initial Pledged Securities, upon receipt of scheduled interest and principal payments of such Initial Pledged Securities, to provide for payment in full of the first six scheduled interest payments due on the Initial Securities.

(m)

PORTAL and DTC.  The Securities shall have been approved by the NASD for trading in the PORTAL Market and shall be eligible for clearance and settlement through DTC.

(n)

Lock-Up Agreements.  At the date of this Agreement, the Initial Purchasers shall have received a lock-up agreement substantially in the form of Annex B hereto signed by each executive officer of the Company, including each of the Co-Chairmen of the Board.

(o)

Conditions to Purchase of Option Securities. In the event that the Initial Purchasers exercise their option provided in Section 1(a)(ii) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary thereof hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery:

(i)

Officer’s Certificate. The Initial Purchasers shall have received a certificate, dated such Date of Delivery, of the Senior Vice President and Treasurer of the Company confirming that the certificate delivered at the Closing Date pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

(ii)

Opinion of Counsel for the Company. The Initial Purchasers shall have received the favorable opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., counsel for the Company, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(f) hereof

(iii)

Opinion of Counsel for Initial Purchasers. The Initial Purchasers shall have received the favorable opinion of Davis Polk & Wardwell, counsel for the Initial Purchasers, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(g) hereof.

(iv)

Bring-down Comfort Letter. The Initial Purchasers shall have received a letter from Ernst & Young, LLP in form and substance satisfactory to the Initial Purchasers and dated such Date of Delivery, substantially in the same form and substance as the letters furnished to the Initial Purchasers pursuant to Section 5(e) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

(v)

No Downgrading. On or subsequent to the date of this Agreement, no downgrading shall have occurred in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such organization shall have publicly announced that it has under surveillance or review its ratings of any of the Company’s securities.

(vi)

Pledge of Securities. As of the relevant Date of Delivery, the Company shall have caused such portion of the proceeds from the sale of the Option Securities to be applied to purchase Additional Pledged Securities (as defined in the Pledge Agreement) which, upon the receipt of the scheduled principal and interest payments thereon would be sufficient to provide for the payment in full of the first six scheduled interest payments due on such Option Securities and deposited such Additional Pledged Securities into the Collateral Account (as defined in the Pledge Agreement) to be held therein subject to the terms of the Pledge Agreement and the Company shall have granted the assignment and security interest made the pledge and assignment contemplated by the Pledge Agreement.

(vii)

Opinion of Accountants as to Sufficiency of Additional Pledged Securities. At the relevant Date of Delivery, the Initial Purchasers shall have received written verification from Ernst & Young LLP, or another nationally recognized firm of independent public accountants selected by the Company, as to the mathematical accuracy of the computation of the sufficient level of the Additional Pledged Securities, upon receipt of scheduled interest and principal payments of such Additional Pledged Securities, to provide for payment in full of the first six scheduled interest payments due on the Option Securities issued in connection therewith.

(p)

Additional Documents.  At the Closing Date and at each Date of Delivery, the Company shall have furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

6.

Indemnification and Contribution.

(a)

Indemnification of the Initial Purchasers.  The Company agrees to indemnify and hold harmless the Initial Purchasers, their affiliates, directors and officers and each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto) or any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any road show or investor presentations made to investors by the Company (whether in person or electronically) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein.

(b)

Indemnification of the Company.  The Initial Purchasers agree to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission of a material fact or alleged untrue statement or omission of a material fact made in reliance upon and in conformity with any information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use in the Offering Memorandum (or any amendment or supplement thereto).

(c)

Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person, (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for the Initial Purchasers, their affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by the Initial Purchasers, and any such separate firm for the Company and any control persons of the Company shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but, if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)

Contribution.  If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities.  The relative fault of the Company on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)

Limitation on Liability.  The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 6, in no event shall the Initial Purchasers be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchasers with respect to the offering of the Securities exceeds the amount of any damages that the Initial Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Initial Purchasers' obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)

Non-Exclusive Remedies.  The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

7.

Termination.  This Agreement may be terminated by the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange, the American Stock Exchange or in the Nasdaq National Market, (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on the New York Stock Exchange, the American Stock Exchange or in the Nasdaq National Market, (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets in the United States or in the international financial markets, or any calamity or crisis, either within or outside the United States, that, in the judgment of the Initial Purchasers, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

8.

Payment of Expenses.    The Company agrees to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including, without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection, (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum and the Final Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof, (iii) the costs of reproducing and distributing each of the Transaction Documents, (iv) the fees and expenses of the Company’s counsel and independent accountants, (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers may designate and the preparation, printing and distribution of a Blue Sky memorandum (including the related fees and expenses of counsel for the Initial Purchasers), (vi) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities including, without limitation, expenses associated with the production of road show slides and graphics, travel and lodging expenses of the Company, and the cost of aircraft and other transportation chartered by the Company in connection with the road show; (vii) any fees charged by rating agencies for rating the Securities, (viii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties), and (ix) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; provided that, except as provided in this Section 8, the Initial Purchases shall pay their own costs and expenses.

(a)

If (i) this Agreement is terminated pursuant to clause (ii) of Section 7, (ii) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement other than as a result of any event described in clause (i), (iii) or (iv) of Section 7, the Company agrees to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

9.

Default by the other Initial Purchaser.  If one of the Initial Purchasers shall fail at the Closing Date to purchase the Securities which it is obligated to purchase under this Agreement (the “Defaulted Securities”), the non-defaulting Initial Purchaser shall have the right, within 24 hours thereafter, to make arrangements for such non-defaulting Initial Purchaser, or any other initial purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the non-defaulting Initial Purchaser shall not have completed such arrangements within such 24-hour period, then:

(a)

if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased hereunder, the non-defaulting Initial Purchasers, severally and not jointly, shall be obligated to purchase the full amount thereof, or

(b)

if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchaser.

No action taken pursuant to this Section shall relieve the defaulting Initial Purchaser from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, either the Initial Purchasers or the Company shall have the right to postpone the Closing Date for a period not exceeding two business days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements.  As used herein, the term “Initial Purchaser” includes any person substituted for an Initial Purchaser under this Section.

10.

Tax Disclosure.  Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the U.S. Code and the Treasury Regulations promulgated thereunder) of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.

11.

Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of the Initial Purchasers referred to in Section 6 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Securities from the Initial Purchasers shall be deemed to be a successor merely by reason of such purchase.

12.

Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf of the Company or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Initial Purchasers.

13.

Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act, (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City, (c) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended and (d) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

14.

Miscellaneous.

(a)

Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.  Notices to the Initial Purchasers shall be given to (i) Merrill Lynch Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, NY  10080 (fax: (212) 449-6714); Attention:  Equity Capital Markets and (ii) J.P. Morgan Securities Inc., 270 Park Avenue, New York, NY 10017 (fax: (212) 622-6036); Attention:  Equity Capital Markets.  Notices to the Company shall be given to it at 1615 Poydras Street, New Orleans, LA  70112, (fax: (504)  582-4290); Attention:  Richard C. Adkerson.

(b)

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c)

Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(d)

Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(e)

Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

McMoRan EXPLORATION CO.

By    /s/ Kathleen L. Quirk

Name:    Kathleen L. Quirk

Title:      Senior Vice President and Treasurer

Accepted: September 30, 2004

MERRILL LYNCH & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

J.P. MORGAN SECURITIES

MERRILL LYNCH & CO.

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

By   /s/ Joseph C. Gatto. Jr.

     ___________________________

Name:  Joseph C. Gatto, Jr.

Title:     Director

J.P. MORGAN SECURITIES INC.

By  /s/ Yaw Asamouh-Duodu

_________________________

Name:  Yaw Asamouh-Duodu

Title:     Vice President